                                                                    EXHIBIT 99.2


                              DIGEX, INCORPORATED

                                 BALANCE SHEETS

                                 (IN THOUSANDS)

                                                DECEMBER 31, 1996 JUNE 30, 1997
                                                ----------------- -------------
                                                                   (UNAUDITED)
                    ASSETS
Current assets:
  Cash and cash equivalents....................     $ 32,667        $ 12,295
  Accounts receivable, less allowance of $777
   at December 31, 1996 and
   $1,463 at June 30, 1997.....................        3,298           6,158
  Inventory and prepaid assets.................        1,250           1,367
  Deferred income taxes........................            8               8
                                                    --------        --------
    Total current assets.......................       37,223          19,828

Property and equipment:
  Computer equipment and software..............       20,302          31,049
  Office furniture and equipment...............        1,099           1,823
  Leasehold improvements.......................          793             839
                                                    --------        --------
    Total property and equipment...............       22,194          33,711
  Accumulated depreciation and amortization....        3,616           6,908
                                                    --------        --------
    Net property and equipment.................       18,578          26,803
Other assets...................................          972           1,830
                                                    --------        --------
Total assets...................................      $56,773         $48,461
                                                    ========        ========
     LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable and accrued expenses........     $  8,501        $ 13,893
  Deferred revenue.............................        4,931           4,096
  Current portion of capital lease
   obligations.................................        2,843           4,524
  Current portion of long-term debt............          896             998
                                                    --------        --------
    Total current liabilities..................       17,171          23,511
Capital lease obligations, less current
 portion.......................................        4,878           9,944
Long-term debt, less current portion...........        1,018             941
Stockholders' equity:
  Preferred stock, $1.00 par value:
   Authorized shares--3,000 at December 31,
    1996 and June 30, 1997;
   Issued and outstanding shares--none at
    December 31, 1996 and June 30, 1997
  Common Stock, $.01 par value:
   Authorized shares--47,000 at December 31,
    1996 and June 30, 1997;
   Issued and outstanding shares--11,285 at
    December 31, 1996 and 11,713 at June 30,
    1997.......................................          113             120
  Additional paid-in capital...................       61,947          67,478
  Accumulated deficit..........................      (28,354)        (50,488)
  Deferred compensation........................          --           (3,045)
                                                    --------        --------
    Total stockholders' equity.................       33,706          14,065
                                                    --------        --------
Total liabilities and stockholders' equity.....     $ 56,773        $ 48,461
                                                    ========        ========

                              DIGEX, INCORPORATED

                            STATEMENTS OF OPERATIONS

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                    THREE MONTHS ENDED       SIX MONTHS ENDED
                                          JUNE 30                 JUNE 30
                                 ----------------------- -----------------------
                                    1996        1997        1996        1997
                                 ----------- ----------- ----------- -----------
                                 (UNAUDITED) (UNAUDITED) (UNAUDITED) (UNAUDITED)
Net revenue:
  Business Internet services...    $ 2,663    $  9,983     $ 4,659    $ 17,671
  Equipment sales..............        340         922         576       1,975
                                   -------    --------     -------    --------
    Total revenue..............      3,003      10,905       5,235      19,646
Costs and expenses:
  Network operations...........      2,963       9,698       4,743      17,919
  Cost of equipment sales......        324         758         513       1,669
  Sales and marketing..........      1,913       6,664       2,587      12,384
  General and administrative...      1,894       4,332       2,451       6,122
  Depreciation and
   amortization................        578       1,767         925       3,390
                                   -------    --------     -------    --------
    Total expenses.............      7,672      23,219      11,210      41,484
                                   =======    ========     =======    ========
Loss from operations...........     (4,669)    (12,314)     (5,975)    (21,838)

Other income (expense):
  Interest and other income....         33         254          47         486
  Interest expense.............       (626)       (438)     (1,167)       (784)
                                   -------    --------     -------    --------
                                      (594)       (184)     (1,120)       (298)
                                   -------    --------     -------    --------
Net loss.......................     (5,263)    (12,498)     (7,095)    (22,136)

Accretion of Series A
 Mandatorily Redeemable
 Convertible Preferred Stock to
 redemption value..............       (130)        --         (253)        --
                                   -------    --------     -------    --------
Net loss attributable to common
 stockholders..................    $(5,393)   $(12,498)    $(7,348)   $(22,136)
                                   =======    ========     =======    ========
Net loss per common share
 attributable to common
 stockholders..................      (0.70)      (1.09)      (0.98)      (1.94)
                                   =======    ========     =======    ========
Weighted average common and
 common equivalent shares
 outstanding...................      6,788      11,504       6,788      11,399
                                   =======    ========     =======    ========

                              DIGEX, INCORPORATED

                            STATEMENT OF CASH FLOWS

                                 (IN THOUSANDS)

                                                   SIX MONTHS ENDED JUNE 30
                                                   --------------------------
                                                       1996          1997
                                                   ------------  ------------
                                                   (UNAUDITED)   (UNAUDITED)
OPERATING ACTIVITIES:
Net loss.........................................   $   (7,095)   $   (22,136)
Adjustments to reconcile net loss to net cash
 provided by (used in) operating activities
  Depreciation and amortization..................           925          3,390
  Amortization of debt discount charged to
   interest expense..............................           951            --
  Non-cash compensation recorded for vested stock
   option grants.................................           400          3,418
  Non-cash compensation recorded for 401(k)
   matching......................................           --             250
  Changes in operating assets and liabilities:
    Accounts receivable, net.....................         (520)        (2,616)
    Inventory and prepaid expenses...............         (776)          (117)
    Accounts payable and accrued expenses........         7,088          5,393
    Deferred revenue.............................         4,687          (835)
    Deferred compensation........................           --         (3,045)
                                                    -----------   ------------
Net cash provided by (used in) operating
 activities......................................         5,660       (16,298)

INVESTING ACTIVITIES:
Purchases of property and equipment, net.........       (5,577)        (2,667)
Acquisition of Electronic Press Services Group...           --           (844)
Increase in other assets.........................          (42)          (276)
                                                    -----------   ------------
Net cash used in inventing activities............       (5,619)        (3,787)

FINANCING ACTIVITIES:
Proceeds from issuances of long-term debt........           --             523
Repayment of long-term debt......................           --            (498)
Borrowings under revolving line of credit........         1,167            --
Repayments under revolving line of credit........       (1,167)            --
Repayment of capital lease obligations...........         (588)        (1,948)
Proceeds from issuance of debentures and
 detachable stock warrants.......................         1,000            --
Proceeds of issuance of Series B Mandatorily
  Redeemable Convertible Preferred Stock.........         5,000            --
Proceeds from issuance of warrants to purchase
 common stock to customer........................           228            --
Proceeds from issuance of shares for the Employee
 Stock Purchase Plan.............................           --             258
Proceeds from exercise of stock options and
 warrants........................................           --           1,378
Increase in deferred financing costs.............         (245)            --
                                                    -----------   ------------
Net cash provided by (used in) financing
 activities......................................         5,395          (287)
                                                    -----------   ------------
Net increase (decrease) in cash and cash
 equivalents.....................................         5,436       (20,372)
Cash and cash equivalent at beginning of period..           833         32,667
                                                    -----------   ------------
Cash and cash equivalents at end of period.......   $     6,269   $     12,295
                                                    ===========   ============
Interest paid....................................   $        41   $        771
                                                    ===========   ============

                         NOTES TO FINANCIAL STATEMENTS

                                  (UNAUDITED)

                                 June 30, 1997

              (In thousands, except share and per share amounts)

1. BASIS OF PRESENTATION

  The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Item 310 (b) of Regulation S-B. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three month and six month periods ended June 30, 1997 are not necessarily indicative of the results that may be expected for the year ending December 31, 1997. For further information, refer to the financial statements and footnotes thereto included in the DIGEX, Incorporated annual report on Form 10-KSB for the year ended December 31, 1996.

  Certain reclassifications have been made to prior years' financial statements to conform to current years' presentation.

2. ACQUISITION OF ELECTRONIC PRESS SERVICES GROUP

  On January 3, 1997, the Company acquired all of the assets of Electronic Press Services Group (EPSG) for approximately $805 in cash and the assumption of approximately $20 in liabilities. Additionally, the Company issued to the sellers warrants to purchase 175,000 shares of common stock. These warrants are exercisable at any time during the period from December 31, 1997 through January 1, 2000 at $10.38 per share. The acquisition was accounted for as a purchase and the excess of the purchase price over the fair value of the assets received of $613 has been recorded as goodwill, which is being amortized over a ten year period.

  EPSG designs, integrates and manages electronic commerce solutions for corporate Internet Web sites. The acquisition of EPSG is an element of the Company's heightened focus on and evolving commitment to the most critical and highest revenue-producing customers, such as software publishers and mission-critical applications with high access and reliability requirements.

3. CAPITAL LEASE OBLIGATIONS

  The Company leases equipment under capital leases. Property and equipment includes the following amounts for leases that have been capitalized:

                                                           DECEMBER 31, JUNE 30,
                                                               1996       1997
                                                           ------------ --------
Computer equipment and software...........................    $9,679    $17,938
Leasehold improvements....................................       --         203
Office furniture and equipment............................       110        342
                                                              ------    -------
                                                               9,789     18,483
Less accumulated amortization.............................     2,214      4,253
                                                              ------    -------
                                                              $7,575    $14,230
                                                              ======    =======

                         NOTES TO FINANCIAL STATEMENTS

                                  (UNAUDITED)

3. CAPITAL LEASE OBLIGATIONS (CONTINUED)

  Amortization of leased assets is included in depreciation and amortization expense.

  Future minimum payments under capital lease obligations consist of the following at June 30, 1997:

      Through December 31, 1997.......................................  $ 3,091
                           1998.......................................    6,655
                           1999.......................................    5,472
                           2000.......................................    2,603
                           2001.......................................      668
                                                                        -------
      Total minimum lease payments....................................  $18,489
      Amounts representing interest...................................    4,021
                                                                        -------
      Present value of net minimum lease payments (including current portion of $4,524).............................................  $14,468
                                                                        =======

4. LOSS PER SHARE

  The following table summarizes the computations of share amounts used in the computation of loss per share for the periods ended June 30, 1996 and June 30, 1997 (in thousands of shares):

                                                    THREE MONTHS
                                                       ENDED       SIX MONTHS
                                                      JUNE 30,   ENDED JUNE 30,
                                                    ------------ --------------
                                                    1996   1997   1996   1997
                                                    ----- ------ --------------
      Weighted average number of shares of common
       stock outstanding during the period......... 1,618 11,504  1,618  11,399
      Effect of options and warrants to purchase
       common stock issued within one year of
       registration statement...................... 2,990    --   2,990     --
      Effect of convertible debentures and
       preferred stock issued within one year of
       the registration statement.................. 2,180    --   2,180     --
                                                    ----- ------ ------ -------
      Total shares considered outstanding.......... 6,788 11,504  6,788  11,399
                                                    ===== ====== ====== =======

  Loss per share is based on the average number of shares of common stock outstanding during the period adjusted for the effect of other outstanding securities as described in the following sentence. As required by the Securities and Exchange Commission, all common stock options, warrants, convertible debentures, and convertible preferred stock issued by the Company at exercise prices or conversion rates below the expected public offering price during the twelve month period prior to the initial public offering date have been included in the computation as if they were outstanding for all of the periods included in the initial public offering Registration Statement, which included the first three months of 1996, even if the result was anti-dilutive.

                         NOTES TO FINANCIAL STATEMENTS

                                  (UNAUDITED)

4. LOSS PER SHARE (CONTINUED)

  In February 1997, the Financial accounting Standards Board issued Statement No. 128, Earnings per Share, which is require to be adopted on December 31, 1997. At that time, the Company will be required to change the method currently used to compute earnings per share and to restate all prior periods. Under the new requirements for calculating primary earnings per share, the dilutive effect of stock options will be excluded. The impact of Statement 128 on the calculation of primary and fully diluted earnings per share for these quarters is not expected to be material.

5. INCOME TAXES

  No provision for income taxes is expected for 1997 as the Company expects to incur a net loss for the year and does not meet the criteria for recognizing an income tax benefit under the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes."

6. SUBSEQUENT EVENTS

  On July 10, 1997 the shareholders of the company approved the sale to Intermedia Communications Inc. at $13 a share. The transaction closed on July 10, 1997.